UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

OCUGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36751	04-3522315
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Great Valley Parkway

Malvern, Pennsylvania 19355

(484) 328-4701

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OCGN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of the financial statements of Ocugen, Inc. (the “Company”) for the year ended December 31, 2023, the Company, in consultation with its independent registered public accounting firm, Ernst & Young LLP (“EY”), identified certain accounting errors related to the application of U.S. GAAP to certain agreements with one of its business partners related to a collaboration agreement.

On April 1, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”), based on the recommendation of management and after consultation with EY, concluded that the Company’s previously-issued audited consolidated financial statements for each fiscal year beginning January 1, 2020 and its previously-issued unaudited interim condensed consolidated financial statements for each of the first three quarters in such years, as well as the associated earnings releases and investor presentations or other communications describing such financial statements, were materially misstated and, accordingly, should no longer be relied upon.

The Company intends to restate its consolidated financial statements as of and for the year ended December 31, 2022, in connection with the filing of its 2023 Form 10-K. Similarly, the Company will include restated unaudited financial information for each of the first three quarters of 2023 and 2022 in its 2023 Form 10-K (each such annual and quarterly period to be restated, a “Restated Period”).

The identified errors in each of the Restated Periods relate to the Company’s accounting for the estimated costs in one of its collaboration arrangements. These identified errors will result in a restatement of the following financial statement line item captions: Collaborative arrangement revenue, Research and development expenses, Other income (expense), net and Accrued expenses and other current liabilities.

The Company is currently not in a position to provide a reasonable estimate of the anticipated changes in its results of operations for the year ended December 31, 2023, for any Restated Period. However, the Company does not expect the errors to result in any impact on its cash position, cash runway, or financial projections.

Additionally, the Company has determined that the errors resulted from the existence of a material weakness in its internal control over financial reporting that also existed during the Restated Periods and that its internal control over financial reporting was not effective as of December 31, 2023. As a result, the Company’s Chief Executive Officer and Chief Accounting Officer have concluded that the Company’s disclosure controls and procedures were not effective as of December 31, 2023.

On April 1, 2024, the Company filed a notification of inability to timely file Form 10-K on Form 12b-25 due to additional time required for the Company to correct the errors described above and prepare restated financial statements. At this time, the Company expects to file the 2023 Form 10-K no later than April 16, 2024. However, there can be no assurance that the Company will be able to prepare restated financial statements and file the 2023 Form 10-K on the timeline anticipated, or that no additional errors will be identified.

Item 8.01.	Other Events.

On March 28, 2024, the Company received written notice from the Nasdaq Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company has regained compliance with Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”) by maintaining a minimum closing bid price of the Company’s common stock of at least $1.00 per share for the ten consecutive business days from March 13, 2024 to March 27, 2024 and that this matter is now closed.

As previously reported, on May 1, 2023, Nasdaq notified the Company that for the last 30 consecutive business days, the closing bid price for the Company’s common stock had been below the minimum $1.00 per share requirement for continued listing on The Nasdaq Capital Market pursuant to Rule 5550(a)(2) and that the Company had 180 days, or until October 30, 2023, to evidence compliance with Rule 5550(a)(2). As previously reported, on October 31, 2023, the Company received formal notice that Nasdaq had granted the Company’s request for an extension through April 29, 2024 to evidence compliance with Rule 5550(a)(2).

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “expect,” “will,” “anticipates,” “estimates” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our expectations regarding the impact on, and the timing of the completion and audit of, the Company’s financial statements and the filing of the Form 10-K, which reflect the Company’s expectations based upon information presently available to the Company and assumptions that it believes to be reasonable. Because such statements are based on the Company’s current expectations and are not statements of fact, actual results may differ materially from those projected or estimated and you are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Investors are cautioned not to place undue reliance upon forward looking statements in this Current Report. The Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this filing, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ocugen, Inc.
Date: April 1, 2024
	By:	/s/ Shankar Musunuri
	Name:	Shankar Musunuri
	Title:	Chairman, Chief Executive Officer, & Co-Founder